UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  April 29, 2020
(Date of earliest event reported: April 27, 2020)
______________

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
______________

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HVT	NYSE
Class A Common Stock	HVTA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).
Emerging Growth Company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 7.01 Regulation FD Disclosure

On April 27, 2020, Havertys updated its business continuity plans caused by the COVID-19 pandemic. The Company reported that it planned to reopen 108 of its 120 retail stores on May 1 and the remainder by mid-May. The Company also announced plans for reducing its workforce of 3,495 by approximately 1,200 individuals and extending the furlough of approximately 730 team members for another 30 days.

Attached as Exhibit 99.1 is a copy of the Company’s news release dated April 27, 2020, relating to the impact of COVID-19. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Extension for Filing of Form 10-Q

COVID-19 has impacted the Company and its service providers. The Company’s work from home policy implemented to protect its employees, has slowed the Company’s routine quarterly close process. The additional assessments on accounting and tax matters created by the economic impact has generated additional complexities. This, in turn, has caused and will continue to cause delays in the Company’s ability to complete the Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”). As a result, the Company will be relying on the Securities and Exchange Commission’s Orders under Section 36 of the Securities and Exchange Act of 1934, as amended (Release Nos. 34-88318  and 34-88465), to delay the filing of its Quarterly Report. The Company expects to file the Quarterly Report no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.  The following exhibit is furnished as part of this Report:

        99.1     Press Release dated April 27, 2020 issued by Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
April 29, 2020	By:
Jenny Hill Parker Senior Vice President, Finance and Corporate Secretary